MFS(R) Capital Opportunities Fund

                     MFS(R) International New Discovery Fund

                   MFS(R) International Strategic Growth Fund

                         MFS(R) International Value Fund

                              MFS(R) Research Fund*

                            MFS(R) Total Return Fund*


     Supplement to the Statement of Additional Information January 1, 2002


TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The information under "Trustees" in Appendix A to Part I of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following information:

      JEFFREY L. SHAMES* (born 6/2/55) Chairman and President
          Massachusetts Financial Services Company, Chairman and Chief Executive Officer

      JOHN W. BALLEN* (born 9/12/59)
          Massachusetts Financial Services Company, President and Director

      KEVIN R. PARKE* (born 12/14/59)
          Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

      LAWRENCE H. COHN, M.D. (born 3/11/37)
          Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
          Address: Boston, Massachusetts

      THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
          Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
          Address: Hamilton, Bermuda

      WILLIAM R. GUTOW (born 9/27/41)
          Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
          Address:  Dallas, Texas

      J. ATWOOD IVES (born 5/1/36)
          Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
          Address: Boston, Massachusetts

      ABBY M. O'NEILL (born 4/27/28)
          Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
          Address: New York, New York

      LAWRENCE T. PERERA (born 6/23/35)
          Hemenway & Barnes (attorneys), Partner
          Address: Boston, Massachusetts

      WILLIAM J. POORVU (born 4/10/35)
          Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
          Address: Cambridge, Massachusetts

      J. DALE SHERRATT (born 9/23/38)
          Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
          Address: Boston, Massachusetts

      ELAINE R. SMITH (born 4/25/46)
          Independent consultant
          Address: Weston, Massachusetts

      WARD SMITH (born 9/13/30)
          Private investor
          Address: Hunting Valley, Ohio

TRUSTEE COMPENSATION

The following information is added at the end of Appendix B to Part I of each Fund's Statement of Additional Information:

Effective January 1, 2002, the Fund is overseen by a newly constituted Board of Trustees which supervises a number of MFS Funds. Certain Trustees have been added to the Trust's Board, while others have retired. See "Trustees and Officers - Identification and Background" above for a description of the Trust's Trustees and officers.

New Trustees did not receive compensation from the Trust for its last fiscal year, and therefore are not included in the "Trustee Compensation Table". However, each Trustee, other than those Trustees who are "interested persons" of the Adviser, received Trustee fees from the MFS Fund complex during the calendar year ended December 31, 2000. The table below provides the total Trustee fees that the members of the new Board received from the MFS Fund complex during that calendar year.

Trustee                                     Total Trustee Fees from Fund Complex
John W. Ballen                                          $0
Lawrence H. Cohn, M.D.                                  $143,874
The Hon. Sir J. David Gibbons, KBE                      $135,084
William R. Gutow                                        $135,308
J. Atwood Ives                                          $152,145

Abby M. O'Neill                                         $128,034
Kevin R. Parke                                          $0
Lawrence T. Perera                                      $146,230
William J. Poorvu                                       $153,405
Jeffrey L. Shames                                       $0
J. Dale Sherratt                                        $153,526
Elaine R. Smith                                         $144,160
Ward Smith                                              $160,351

Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 48 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $63.3 billion). Dr. Cohn, Messrs. Gibbons, Sherratt and Smith, and Ms. O'Neill served as Trustee of 42 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $33.9 billion). Mr. Gutow served as Trustee of 64 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion).

Effective December 31, 2001, the Trust's retirement plan terminated except with respect to those Trustees retiring on that date. More information on the termination of the Trust's retirement plan, and the Trust's deferred compensation plan is provided below under "Management of the Fund - Trustee Retirement Plan".

Investment Restrictions

The information under "Investment Techniques,  Practices, Risks and Restrictions
- Investment Restrictions" in Part I of each Fund's Statement of Additional Information is hereby deleted in its entirety and replaced with the information noted below.

The information relating to each Fund's fundamental investment restrictions is replaced with the following information for all Funds:

The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or series or class, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or series or class, as applicable.

As fundamental policies, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                  * * * * * *

The information relating to each Fund's non-fundamental policies is replaced with the following information for all Funds:

In addition, the Fund has adopted the following non-fundamental policies, which may be changed without shareholder approval. The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

                                   * * * * * *

The following information is added at the end of the section "Investment Restrictions" for all Funds:

For all Funds:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

MANAGEMENT OF THE FUND

Trustee Retirement Plan

The information under "Management of the Fund- Trustee Retirement Plan" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following:

Prior to December 31, 2001, the Trust had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain MFS Funds, the Trustees received a lump sum payment of this amount. For other
MFS Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable MFS Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate an MFS Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and an MFS Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

Trustees who retired on or prior to December 31, 2001 and who had served as Trustee for at least 5 years at the time of retirement are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

Investment Adviser

The information under "Management of the Fund - Investment Adviser" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following:

The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

Investment Advisory Agreement

The information under "Management of the Fund - Investment Advisory Agreement" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following:

The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)".

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The information under "Portfolio Transactions and Brokerage Commissions" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following information:

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Fund's portfolio transactions. In the U.S. and in
some  other   countries   debt   securities   are  traded
principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such brokerage-dealers, on behalf of the Fund.

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

                 The date of this supplement is January 1, 2002.

* El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.